Clipper Fund, Inc.

			(CFIMX)

CUSIP: 188850-10-1				Performance Results
12 B-1 Fee:		None			Clipper	S&P 500
Management Fee		1.00%		Jan	0.59%	-1.46%
01 Expense Ratio:				Feb	1.26%	-1.93%
Net of Expense Reduction		1.08%		Mar	3.77%	3.76%
Gross of Expense Reduction		1.12%		1st Qtr.	5.70%	0.28%
01 Distribution Yield		4.44%		Apr	-1.13%	-6.06%
01 Turnover Rate		23.40%		May	2.15%	-0.74%
01 Total return		10.26%		Jun	-7.13%	-7.12%
				2nd Qtr.	-6.21%	-13.40%
				Jul	-1.73%	-7.80%
Portfolio Characteristics as of 9/30/02				Aug	4.02%	0.66%
P/E IBES		10.8		Sep	-14.25%	-10.87%
P/B Ratio		3.2		3rd Qtr.	-12.34%	-17.28%
EPS Growth (L2)		18.8		Oct	5.26%	8.80%
Sales Growth		20.4		Nov	6.45%	5.89%
Payout Ratio		53.1		Dec
Avg Wtd Mkt Cap ($Bil)		33.696		4th Qtr.	12.05%	15.20%
Med Mkt Cap ($Bil)		10.715		YTD	-2.62%	-17.24%
Number of Stocks		35		Trailing Returns 11/30/02
# of Accounts		27,315		1 yr	-0.52%	-16.51%
				3 yr	13.85%	-11.12%
				5 yr	11.71%	0.97%
Top Ten Holdings as of 9/30/02				7 yr	15.60%	8.09%
1	Tyco International Ltd.	9.9		10 yr	15.88%	10.14%
2	Freddie Mac	7.3		Incep.	16.04%	12.98%
3	Philip Morris Companies Inc.	5.9
4	Fannie Mae	4.7		2002
5	Electronic Data Systems Corpororation	4.7		Mo.-End	NAV's	Net Assets	Shares
6	El Paso Corporation	3.9		Dec 2001	$83.53	$2,685,130,618	32,143,926.699
7	American Express Company	3.7		Jan	$84.02	$3,004,594,626	35,762,472.861
8	Equity Residential	3.3		Feb	$85.08	$3,333,479,997	39,179,725.277
9	Kraft Foods Inc. Class A	3.0		Mar	$88.29	$3,908,747,952	44,271,578.362
10	UST Inc.	2.9		Apr	$87.29	$4,255,954,768	48,754,880.659
				May	$89.17	$4,615,392,825	51,759,925.103
Top Ten Sectors as of 9/30/02				Jun	$82.81	$4,358,507,674	52,630,277.176
1	Food & Tobacco	17.5		Jul	$81.38	$4,300,127,808	52,838,990.044
2	Mortgage Finance	14.1		Aug	$84.65	$4,840,071,306	57,175,198.543
3	Industrial & Electrical Equipment	10.9		Sep	$72.59	$4,173,848,000	57,494,989.888
4	Real Estate Investments	9.4		Oct	$76.41	$4,503,574,266	58,938,210.640
5	Health Care	9.2		Nov	$81.34	$5,016,920,668	61,675,576.063
6	Retailers	6.6		Dec
7	Special Situations & Other	5.2		High	89.96	04/10/02
8	Insurance & Financial Services	4.7		Low	67.21	10/09/02
9	Computer Services	4.7
10	Energy	3.9		Month of November
					NAV	Assets(M)	YTD %
P/A Composition as of 9/30/02				1-Nov	$77.25	$4,551.2	-7.52%
Cash & Accruals		1%		4-Nov	$78.55	$4,637.8	-5.96%
Zero Coupon Government Bonds		0%		5-Nov	$78.91	$4,675.0	-5.53%
Short Term Notes		8%		6-Nov	$80.24	$4,773.3	-3.94%
Stocks		91%		7-Nov	$78.61	$4,691.4	-5.89%
Total		100%		8-Nov	$76.90	$4,626.0	-7.94%
				11-Nov	$75.68	$4,559.3	-9.40%
2001 Year End Distribution				12-Nov	$74.97	$4,519.5	-10.25%
Record Date		12/19/2001		13-Nov	$75.49	$4,552.5	-9.63%
Ex/Re-invest Date		12/21/2001		14-Nov	$77.83	$4,697.6	-6.82%
Pay Date		12/26/2001		15-Nov	$77.71	$4,702.1	-6.97%
Re-Invest NAV		$82.87		18-Nov	$78.52	$4,756.9	-6.00%
NOI		$1.07657		19-Nov	$78.91	$4,789.3	-5.53%
STCG		$1.84702		20-Nov	$79.36	$4,824.2	-4.99%
LTCG		$0.89914		21-Nov	$81.37	$4,955.0	-2.59%
Total		$3.82273		22-Nov	$81.37	$4,968.1	-2.59%
				25-Nov	$81.07	$4,964.5	-2.95%
Historical Risk Analysis				26-Nov	$79.66	$4,891.3	-4.63%
	Clipper	S&P 500		27-Nov	$81.40	$5,008.4	-2.55%
Std Dev	12.17	15.54		29-Nov	$81.34	$5,013.9	-2.62%
Beta	0.58	1.00
R2	0.54	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 12/9/2002